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                      Securities and Exchange Commission

                             Washington, DC  20549

                                   Form 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 8, 1996
                                                -------------------------------

                         SpeedFam International, Inc.
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            (Exact name of registrant as specified in its charter)

  Illinois                           0-26784                       36-2421613
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(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)

 7406 West Detroit Drive, Chandler, Arizona                            85226
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code        (602) 961-1600
                                                  -----------------------------
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Item 5.  Other Events

     Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 99.1 hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPEEDFAM INTERNATIONAL, INC.


Date:  July 8, 1996

                                       By  /s/ Roger K. Marach
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                                          Roger K. Marach
                                          Treasurer and Chief Financial Officer
                                          (As Chief Accounting Officer and Duly
                                            Authorized Officer of SpeedFam
                                            International, Inc.)



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